STANDARD FORM OF LOFT LEASE
                    THE REAL ESTATE BOARD OF NEW YORK, INC.

AGREEMENT OF LEASE, made as of this THIRD day of APRIL 1998, between E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST FAMILY TRUST D/B/A ELK INVESTORS, 641 LEXINGTON AVENUE, NEW YORK, NY 10022

party of the first part, hereinafter referred to as OWNER, and You Network Corporation, currently having an office at 220 East 23rd Street, Suite 1007, New York, NY 10010

party of the second part,  hereinafter  referred to as TENANT.

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner

PART OF THE SIXTH FLOOR CURRENTLY KNOWN AS SUITE 607 (AS SUBSTANTIALLY INDICATED ON THE ATTACHED PLAN, WHICH IS ANNEXED HERETO AND MADE A PART HEREOF AS "EXHIBIT A").

in the building known as  220 EAST 23RD STREET

in the Borough of MANHATTAN , City of New York, for the term of FIVE (5) YEARS

(or until such term shall sooner cease and expire as hereinafter provided) to commence on the *See Article 42*

day of    nineteen hundred and      , and to end on the    day of       and

both dates  inclusive,  at an annual rental rate of  *See Article 44 which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:          1.  Tenant  shall  pay  the  rent  as  above  and as  hereinafter provided.

Occupancy:     2. Tenant shall use and occupy  demised  premises for General and
Executive Offices Only

provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

ALTERATIONS: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. [1] Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, [2] repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. [3] All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

REPAIRS:       4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, (4) throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and [4] at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant. Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, [5] Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition [6] in any [7] plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant. Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner. Tenant or others making of failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

WINDOW         5. Tenant will not clean nor require, permit, suffer or allow any
CLEANING: window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS   6. Prior to the commencement of the lease term, if Tenant is then
OF  LAW,       in  possession,  and at all times  thereafter  Tenant  shall,  at
FIRE           Tenant's sole cost and expense,  promptly comply with all present
INSURANCE: and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 thereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

TENANT'S       8.  Owner or its  agents  shall not be liable  for any  damage to
LIABILITY property of Tenant or of others entrusted to employees of the INSURANCE building, nor for loss of or damage to any property of Tenant by
PROPERTY       theft or  otherwise,  nor for any  injury or damage to persons or
LOSS, DAMAGE,  property  resulting from any cause of whatsoever  nature,  unless
INDEMNITY: caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work [8] if at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees
(8). Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION,   9.  (a) If the  demised  premises  or any part  thereof  shall be
FIRE AND       damaged by fire or other  casualty,  Tenant shall give  immediate
OTHER          notice  thereof to Owner and this lease  shall  continue  in full
CASUALTY: force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasor's insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT        10. If the  whole or any part of the  demised  premises  shall be
DOMAIN:        acquired or condemned  by Eminent  Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

ASSIGNMENT, 11. Tenant, for itself, its heirs, distributees, executors, MORTGAGE, administrators, legal representatives, successors and assigns,
ETC.:          expressly  covenants  that  it  shall  not  assign,  mortgage  or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner [9] in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC       12.  Rates and  conditions  in  respect  to  submetering  or rent
CURRENT:       inclusion,  as the  case may be,  to be  added in RIDER  attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain. *See Article 58

ACCESS TO      13.  Owner or Owner's  agents shall have the right (but shall not
PREMISES: be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the demised premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder.

VAULT,         14. No Vaults,  vault space or area,  whether or not  enclosed or
VAULT SPACE,   covered,  not within the property  line of the building is leased
AREA:          hereunder anything contained in or indicated on any sketch,  blue or anything contained elsewhere in this lease to the contrary print or plan, notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property lines of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

BANKRUPTCY: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

               (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part of the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:       17. (1) If Tenant  defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under [Section] 235 of Title 11 of the U.S. Code (bankruptcy code):" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen
(15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

               (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease. Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF    18.  In case of any such  default,  re-entry,  expiration  and/or
OWNER AND dispossess by summary proceedings or other wise, (a) the rent, WAIVER OF and additional rent, shall become due thereupon and be paid up to
REDEMPTION: the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND       19. If Tenant shall default in the  observance or  performance of
EXPENSES: any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING       20.  Owner  shall  have the  right at any time  without  the same
ALTERATIONS    constituting  an eviction  and  without  incurring  liability  to
AND            Tenant  therefor  to change the  arrangement  and or  location of
MANAGEMENT: public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATION BY OWNER: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, casements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to like the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET          23.  Owner  covenants  and agrees  with  Tenant  that upon Tenant
ENJOYMENT: paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO     24. If Owner is unable to give possession of the demised premises
GIVE           on the date of the  commencement  of the term hereof,  because of
POSSESSION: the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate or occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, of for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payments by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, not shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance or such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance of Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF      26. It is mutually  agreed by and  between  Owner and Tenant that
TRIAL BY       the  respective  parties  hereto  shall and they  hereby do waive
JURY:          trial by jury in any action,  proceeding or counterclaim  brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant. Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises. Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaim. [10]

INABILITY TO   27. This Lease and the obligation of Tenant to pay rent hereunder
PERFORM:       and perform all of the other  covenants and agreements  hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials of Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

BILLS AND      28. Except as otherwise in this lease provided, a bill statement,
NOTICES:       notice or communication  which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

WATER CHARGES: 29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment. Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, [GRAPHIC OMITTED] on the first day of each month,
      % ($150.00) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

SPRINKLERS: 30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location or partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler header or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay [GRAPHIC OMITTED] to Owner as additional rent the sum of $150.00 on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

ELEVATORS,     31. As long as Tenant is not in default  under any the  covenants
HEAT,          of this lease beyond the applicable grace period provided in this
CLEANING: lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premised, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8

[GRAPHIC  OMITTED] Space to be filed or deleted.

a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants, Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service. Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

SECURITY: 32. Tenant has deposited with Owner the sum of $ See Rider as [GRAPHIC OMITTED] security for the faithful performance and observance by Tenant of the terms,  provisions and conditions of this lease;
it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendor or lease and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as a security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

CAPTIONS:      33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

DEFINITIONS: 34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said leases of the building, or of the land and building, that the purchaser or the leases of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

ADJACENT       35. If an  excavation  shall be made upon  land  adjacent  to the
EXCAVATION     demised premises, or shall be authorized to be made. Tenant shall
SHORTAGE: afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND      36. Tenant and Tenant's servants,  employees,  agents,  visitors,
REGULATIONS: and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

GLASS:         37. Owner shall  replace,  at the expense of the Tenant,  any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

ESTOPPEL       38. Tenant,  at any time, and from time to time, upon at least 10
CERTIFICATES: days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this lease, and, if so, specifying each such default.

DIRECTORY 39. If, at the request of and as accommodation to Tenant, Owner BOARD LISTING: shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such persons or persons.

SUCCESSORS 40. The covenants, conditions and agreements contained in this AND ASSIGNS: lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's cause and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

[GRAPHIC OMITTED] Space to be filled or deleted.

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner                         WALTOX CORPORATION, N.V.        [CORP.
                                          FIRST PIONEER PROPERTIES, INC.   SEAL]
                                      By: ------------------------------
                                                                as agent


----------------------------          By: ------------------------------ [L.S.]
                                                    Vice President



                                                                          [CORP.
Witness  for Tenant                       YOU NETWORK CORPORATION          SEAL]
                                          ------------------------------


----------------------------          By: ------------------------------ [L.S.]
                                                    President

                                ACKNOWLEDGEMENTS

CORPORATE TENANT
STATE OF NEW YORK,       ss.:
County of

On this day of __, 19__, before the personally come to be known, who being by me duly sworn, did depose and say that he resides in that he is the of the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that is was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVIDUAL TENANT
STATE OF NEW YORK,       ss.:
County of

On this __ day of __, 19__, before me personally came to be known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

--------------------------------------------------------------------------------

                           *IMPORTANT -- PLEASE READ*

                     RULES AND REGULATIONS ATTACHED TO AND
                          MADE A PART OF THIS LEASE IN
                          ACCORDANCE WITH ARTICLE 36.

      1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designed for such delivery by owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, now, dirt and rubbish.

      2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or those clerks, agents, employees or visitors, shall have caused it.

      3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and the Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors of halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not rise, keep or permit to be used or kept any food or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

      4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

      5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the Inside of the demised premises of the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable in Owner.

      6. No Tenant shall mark, paint drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste of other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

      7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must upon the termination of his Tenancy, restore in Owner all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

      8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrance and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

      9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept harbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

      10. Owner reserves the right to exclude from the building all persons who do not present a pass in the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00a.m. to 1:00p.m. Tenant shall not have a claim against owner by reason of Owner excluding from the building any such persons who does not present such pass.

      11. Owner shall have the right to prohibit any advertising by any Tenant which in the Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

      12. Tenant shall not bring or permit to be brought or kept in on the demised premises, and any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any objectionable odors to permeate in or emanate from the demised premises.

      13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

Address

Premises
================================================================================

                                       TO

================================================================================
                                STANDARD FORM OF

                             [SEAL]   LOFT   [SEAL]
                                     LEASE

                    The Real Estate Board of New York, Inc.

                    (C) Copyright 1994. All Rights Reserved.
                  Reproduction in whole or in part prohibited.

================================================================================

Dated                                       19

Rent Per Year

Rent Per Month

Term
From
To

Drawn by _______________________________________________________________________

Checked by _____________________________________________________________________

Entered by _____________________________________________________________________

Approved by ____________________________________________________________________

                                  "Exhibit A"
                              220 East 23rd Street
                                  Sixth Floor


                               [GRAPHIC OMITTED]

                               PROVISIONS OF RIDER

41. This rider is annexed to and made a part of the printed part of this lease to which it is attached and in each instance in which the provisions of this rider shall contradict or be Inconsistent with the provisions of the printed portion of this lease, as constituted without this rider, the provisions of this rider shall prevail and govern and the contradicted or inconsistent provisions of the printed portion of this lease shall be deemed amended accordingly.

42.   POSSESSION

      Tenant may take Possession of the Demised Premises upon substantial completion of Landlord's Work. The Lease Commencement Date is the same as the Possession Date. Tenant shall be responsible for electric charges in Demised Premises effective immediately upon Possession of the Demised Premises.

43.   RENT COMMENCEMENT

      Notwithstanding any provision to the contrary, Tenant's obligation to pay rent shall commence April 15, 1998. Landlord acknowledges receipt of check, subject to collection, in the sum of One Thousand Seven Hundred Fifty and 00/100 Dollars ($1,750.00) representing first month's rent due under this lease.

44.   ANNUAL RENT

      4/15/98-4/30/03   Twenty-one Thousand and 00/100 Dollars Annually
                        ($21,000.00) payable in monthly installments of One
                        Thousand Seven Hundred Fifty and 00/100 Dollars
                        ($1,750.00).

45    USE

      (a) Tenant covenants and agrees that it shall use the demised premises in a first class manner solely for Executive offices and for no other purpose. Tenant's use and occupancy of the demised premises shall be subject to and in accordance with the rules, regulations, laws, ordinances, statutory limitations and requirements of all governmental authorities and the Fire Insurance Rating Organization and Board of Fire underwriters and any similar parties having Jurisdiction thereof, and Tenant shall obtain, at its sole cost and expense, all licenses and permits required in connection with Tenant's use and occupancy of the demised premises.

      (b) Tenant shall be responsible, at its sole cost and expense, to obtain all approvals, permits, licenses, and consents from all applicable federal, State and City governmental agencies and departments to carry on its business at the demised premises. This lease is in no way conditioned on Tenant obtaining such approvals, permits, licenses and consents and Tenants obligations shall not be affected by Tenant's failure to obtain same.

46.   NO RESIDENTIAL USE

      The Demised Premises have been leased to Tenant for commercial purposes only. under no circumstances shall Tenant at any time use the Demised Premises for any residential purpose. Any breach of this Article shall be deemed to be a material default pursuant to Article 17 of this lease.

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

47.   PORTER WAGE FORMULA

      Operating Escalation

      A. The amount of the Operating Adjustment, if any for the first and each subsequent Operation Year shall be determined by comparing:

      (i)   The Labor Rate for the Operation Year in question with

      (ii)  The Labor Rate for the Base Operation Year.

      If (i) is greater than (ii), then Tenant shall pay to Landlord as additional rent for such Operation Year an amount equal to the product obtained by Multiplying (1250) by the number of cents (including fractions thereof) by which the Labor Rate for the Operation Year in question is more than the Labor Rate for the Base Operation Year. All such payments shall be made as provided in subparagraph (B) below.

      The following terms are hereby defined to have the following meanings in this lease: "Labor Rate" shall mean the sum of the minimum regular hourly wage rate prescribed for porters of the building in effect on January 1 of the year in question, pursuant to the agreement with Local 32B of the Building Service Employees International Union, AFL-CIO (or any successor thereto) covering the wage rates of porters in the building, provided, however, that if there is no such agreement in effect as of January 1 prescribing such minimum regular hourly wage rate for porters, computation and payment shall thereupon be made on the basis of the minimum regular hourly wage rate being paid by the Landlord or by the Contractor performing the cleaning service for Landlord on such January 1 for said porters and appropriate retroactive adjustments shall thereafter be made when the minimum regular hourly wage rate on such January 1 pursuant to such agreement prescribing such minimum hourly wage rate for porters is finally determined, and provided further that if as of the last day of such Operation Year, no such agreement covering the January 1 occurring in such Operation Year shall have been in effect, the minimum regular hourly wage rate paid by Landlord or by the contractor performing the cleaning service for Landlord on such January 1 for said porters shall, for all purposes hereof, be determined to be such minimum regular hourly wage rate prescribed by such agreement and in effect such January 1 and appropriate retroactive adjustments shall be made. There shall be included in the determination of such Labor Rates the minimum hourly wage of such porters, an appropriate hourly allocation for paid holidays or vacation days, mandatory overtime, social security taxes, unemployment insurance taxes, payroll or other taxes imposed upon wages, and an appropriate hourly allocation for the cost, if any of providing disability, hospitalization, medical, welfare, pension, retirement or other benefits imposed by law or by any collective bargaining agreement applicable to such porters;

      "Operation Year" shall mean the calendar years subsequent to the Base Operation Year in which occurs any part of the demised term; and

      "Base Operation Year shall mean the calendar year 1998.

      B. Every Operating Adjustment shall commence on the first day of the relevant operation Year. After Landlord has furnished Tenant with an escalation statement relating to any Operation Year, all monthly installments of rent shall reflect one-twelfth (1/12) of the annual amount of the current Operating Adjustment until a new adjustment under this paragraph shall become effective. If, however, an escalation statement is furnished to Tenant after the commencement of an Operation Year, there shall be promptly paid by Tenant to Landlord an amount equal to the portion of the relevant adjustment allocable to the part of the Operation Year which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which the applicable escalation statement has been furnished to Tenant

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

      In the event the date fixed for the expiration of the demised term shall be a day other than the last day of an Operation Year and in the event of any termination of this lease or any increase or decrease in the square footage of the Demised Premises, then in applying the provisions of this paragraph, appropriate apportionment's shall be made. Payments shall be made Pursuant to the provisions of this paragraph, notwithstanding the fact that an escalation statement is furnished to Tenant after the expiration of the demised term. No decrease in the Labor Rate shall in any way affect the obligation of Tenant to pay the fixed rent or percentage rent, if any.

48.   REAL ESTATE TAX ESCALATION


      Tenant agrees to pay as additional rent One and 00/100 percent (1.0%) of any and all increase in Real Estate Taxes above those for the New York city 1998 New York City Calendar Tax Year (hereinafter referred to as the "Base Tax Year") Imposed on the land and building of which the Demised Premises are a part with respect to every subsequent tax year or part thereof (hereinafter referred to "Comparative Tax Year) during the term of this lease, whether any such increase results from a higher tax rate or an increase in the assessed valuation of the property, or both.

      "Real Estate Taxes" shall include any special Real Estate Tax assessment imposed for any purpose whatsoever. If due to change in the method of taxation, any franchise, income, profit, or other tax, however designated, shall be levied against Landlord's interest in the property in whole or in part for, or in lieu of, any tax which would otherwise constitute Real Estate Taxes, such taxes shall be included in the term "Real Estate Taxes" for purposes hereof. All such payments shall be appropriately pro-rated for any partial calendar years in which the term of this lease shall commence or expire. A copy of the Tax Bill of the City of New York shall be sufficient evidence of the amount of Real Estate Taxes.

      In the event that the real estate taxes payable for any Comparative year shall exceed the amount of such Real Estate Taxes payable during the base tax year, Tenant shall pay to Landlord, as additional rent for such Comparative Year, an amount equal to the Percentage of the excess, Following the expiration of each Tax Year, Landlord shall submit to Tenant a statement, certified by Landlord, setting forth the Real Estate Tax Escalation due for the current Comparative Tax Year and the Payment, if any, due to Landlord from Tenant for such Comparative Tax Year. The rendition of such statement to Tenant together with a copy of the Tax Bill shall constitute prima faci proof of the accuracy thereof and, if such statement shows a payment due from Tenant to Landlord with respect to such current comparative Tax year then (i) Tenant shall make payment of any unpaid portion thereof within ten (10) days after receipt of such statement; and (ii) Tenant shall also pay to Landlord, as additional rent, within ten (10) days after receipt of such statement, an amount equal to the product obtained by multiplying the total Payment for the current comparative Tax Year by a fraction, the denominator of which shall be 12 and the numerator of which shall be the number of months of the current comparative Year which shall have elapsed prior to the first day of the month immediately following the rendition of such statement; and (iii) Tenant shall also pay to Landlord, as additional rent, commencing as of the first day of the month immediately following the rendition of such statement and on the first day of each month thereafter until a new statement is rendered, 1/12th of the total Payment for the current Comparative Tax Year, The aforesaid monthly payments based on the total Payment for the current Comparative Tax year may be adjusted to refax, if Landlord can reasonably so estimate, known increases in rates, for the subsequent comparative Tax Year, whenever such Increases become known during such current comparative Tax Year. The payments required to be made under (ii) and (iii) above shall be credited toward the Payment due from Tenant for the subsequent Comparative Year, subject to adjustment as and when the statement for such comparative Tax Year is

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

      rendered by Landlord.

      Only Landlord shall be eligible to institute tax reduction or other proceeding to reduce the assessed valuation of the land and building. Should Landlord be successful in any such reduction proceedings and obtain a rebate for periods during which Tenant has paid its share of increases, Landlord shall after deducting its expenses, including without limitation, attorney's fees and disbursement in connection therewith, return to Tenant its pro-rata share of such rebate except that Tenant may not obtain any portion of the benefits which may accrue to Landlord from any reduction in Real Estate Taxes for any year below those Imposed in the Base Tax Year.

49.   LOBBY ATTENDANT

      For the purpose of maintaining a Lobby Attendant service in passenger lobby of building, if such service is provided Tenant agrees to pay Seventy and 00/100 Dollars ($70.00) per month for the entire term of the lease.

50.   ADDENDA TO Article 6 - REQUIREMENTS TO LAW

      If at any time during the term of this lease, the fire safety law requirements of the city of New York pursuant to Local Law #5 of 1973 or otherwise ("Fire requirements") or the masonry or exterior wall requirements of the city of New York pursuant to Local law #10 of 1980 or otherwise ("Masonry Requirements") or any other laws or requirements of the City of New York or any agency having jurisdiction ("Other Requirements") impose any obligations or requirements upon Landlord to perform any alterations, installations, changes or improvements (collectively "changes to the building hereof and/or the Demised Premises, then Tenant shall pay to Landlord as additional rent One and 00/100 percent (1.0%), ("Tenant's Payment") of all costs and expenses incurred by Landlord in complying with the Fire Requirements, Masonry Requirements or Other Requirements. Tenant's Payment shall be due and payable to Landlord within thirty (30) days after rendition of a bill therefor accompanied by a statement setting forth the changes performed by Landlord. The obligation of Tenant in respect of such additional rent shall survive the expiration of this lease.

51.   SECURITY

      Tenant has deposited with Landlord the sum of Three Thousand Five Hundred and 00/100 ($3,500.00) as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease, (two months base rent). It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent or additional rent or any other sum which Landlord may expend or may be required to expend by reason of Tenants default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to Landlord.

      In the event of a sale of the land and building or leasing of the building, of which the Demised Premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

      the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Landlord agrees to place security in an interest bearing account. All interest and/or dividends, if any, accruing on the security deposited, whether in cash or otherwise as aforesaid, shall remain Tenants property (less standard management charge of 1%) and, provided Tenant is not in default in the performance of the terms, conditions and covenants of this lease, shall be paid to Tenant after each calendar year during the term, provided, however, that Tenant shall make written demand therefor no later than January 31st in each year

52.   HEAT AND ELEVATOR SERVICE


      Landlord shall provide necessary freight elevator service and heat, except in event of breakdown or emergency, only on business days from 9:00 am. to
      5.00 p.m. For the purpose of this lease, legal holidays wherein Landlord will not provide heat or freight elevator service shall be deemed to be any and all holidays recognized as contract holidays by Service Employees Union, Local 32B-32J.

53.   PIPES AND CONDUITS


      As an additional provision of Article 13 of the printed form of this lease, Landlord may erect, use and maintain any pipes, conduits or other lines through the Demised Premises, provided such Installation will not unreasonably detract from the appearance of the premises and is made in a manner and at such times so as not to unreasonably interfere with the Tenant's use of the Demised Premises.

54.   VOLATILE MATERIALS


      The Tenant nor any of Tenant's servants, employees, agents, visitors, or licensees shall not bring, keep, or use in or upon the Demised Premises or the building of which they form a part, any solvent having a flash point below 110F, nor shall any liquid which emits volatile vapors below the temperature of 1OOF be brought, kept or used in or upon the Demised Premises or the building of which they form a part, except as follows:

      A. The process using such liquids shall be conducted in a room of fire resistant construction, as the same is or may hereafter be defined by the Fire Insurance Rating Organization.

      B   If more than one but not more than two gallons of such liquids are kept on the premises, they shall be stored in safety cans. If more than two but less than ten gallons of such liquids are kept on the premises, they must be stored in safety cans and kept in a cabinet constructed by Tenant in a manner approved by the Fire insurance Rating organization. Reasonable amounts in excess of ten gallons may be kept provided they are stored in a vault constructed by Tenant in a manner approved by said Organization.

      C. Any use or storage of such liquids shall at all times be in accordance with the requirements of the Fire Department Board of Fire Underwriters and the Fire insurance Rating Organization.

      A breach of the aforesaid regulations shall be deemed a default of this lease under Paragraph 17 hereof.

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

55.   FLOOR LOAD

      Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Tenant agrees to position all machines, safes, business machines, printing equipment or other mechanical equipment in such locations as to minimize noise and vibration emanating therefrom. All of such installations shall be placed and maintained by Tenant, at Tenant's sole expense, in settings sufficient to minimize noise and annoyance to other tenants in Landlord's building. All of such machines and/or equipment installed by Tenant in the Demised Premises will not any time be in violation of existing laws affecting the Demised Premises nor in violation of the certificate of occupancy issued for the building of which the Demised Premises are a part.

56.   SQUARE FOOTAGE

      The Tenant does hereby acknowledge that no representations have been made by the Landlord or anyone acting on behalf of the Landlord as to the amount of square footage in the Demised Premises.

57.   TENANT ACCESS TO BUILDING

      In the event the building is locked at any time, the Landlord agrees to Permit the Tenant access to building and elevator and to remain in possession of the key to the front entrance to the building, which key or copy thereof shall only be placed in the hands of a responsible employee(s) of the Tenant. Tenant shall exercise due care and diligence to see that the front doors to the building are locked after each entry after normal building hours.

58.   ELECTRIC CURRENT

      If the Landlord elects to supply electric current to the Demised Premises, the Tenant agrees that electric current will be supplied by the Landlord and the Tenant will pay the Landlord or the Landlord's designated agent, as additional rent for the supplying of electric current, an amount or amounts set by the Landlord but not exceeding rates in the Service classification No. 4 of consolidated Edison company of New York, Inc. in effect August 1970. The Landlord at its option may, however, increase the additional rent charged for supplying electricity to the Demised Premises based upon changes, occurring subsequent to August 1970 in the method, rates or manner by which the Landlord thereafter purchases electricity for the building of which the Demised Premises are a part. Such increases in the additional rent charged for electricity shall be determined by a comparison to the nearest full percentage of the average cost per kilowatt hour to the Landlord at the rate in effect at which the Landlord purchased electricity prior to such change and the rate under which the Landlord will purchase electricity after such change. The period to be used for the aforesaid computation shall be the months of February and August immediately preceding such change. Average cost per kilowatt hour is defined as including energy charges, demand charges, fuel adjustment charges, rate adjustment charges, sales taxes where applicable and/or any other factors used by the public utility in computing its charges to the Landlord applied to the kilowatt hours purchased by Landlord during a given bill period. where more than one meter measures the service of Tenant, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefore shall be rendered at such times as Landlord may elect and the amount, as computed from a meter, shall be deemed to be, and be paid as additional rent. In the event that such bills are not paid within twenty-five (25 days after the same are

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

      rendered, Landlord may, without further notice, discontinue the service of electric current to Demised Premises without releasing Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. At the option of Landlord, Tenant also agrees to purchase from Landlord or its agent all lamps or bulbs used in the Demised Premises and to pay for cost of installation thereof. Landlord shall not in any wise be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenants requirements. in the event that in the Landlord's sole judgement the Tenants electrical requirements necessitate the installation of an additional riser, risers or other proper and necessary equipment in connection with the Tenants electrical requirements, the same shall be installed by the Landlord at the Tenants sole expense, provided however, that, if Landlord shall determine, in its sole judgment, that the same will cause permanent damage or injury to the Building or to the demised premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expense or interfere with, or disturb, the other tenants or occupants of the Building, then Landlord shall not be obligated to make such Installation, and Tenant shall not make the installation, alteration, or addition with respect to which Tenant requested Landlord's consent. in addition to the installation of riser or risers, Landlord will also, at the sole cost and expense of Tenant, Install all other equipment necessary and proper in connection therewith, subject to the aforesaid terms and conditions. Rigid c9nduit only will be allowed. Tenant agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installations. it is further agrees by Tenant that all aforesaid costs and expenses are chargeable and collectible as additional rent and shall be paid by Tenant to Landlord within ten 110) days after rendition of any bill or statement to Tenant therefore. Landlord may discontinue any of the aforesaid services upon ninety (901 abyss notice to Tenant without being liable to Tenant therefore, or without in any way affecting this lease or the liability to Tenant hereunder or causing a diminution of rent and the same shall not te deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued. In the event Landlord gives such notice of discontinuance Landlord shall permit Tenant to receive such service direct from said public utility corporation upon condition that the Tenant shall at its sole expense entirely segregate the Tenant's electrical system so that the same is in no way dependent upon or connected to the circuits or distribution facilities of the Landlord or any other Tenant and that upon vacating the Demised Premises, Tenant will restore at his sole expense same to the condition existing prior to such segregation. Tenant shall make no electrical installations, alterations, additions, or changes to electrical equipment or appliances without the prior written consent of the Landlord in each instance, which consent will not be unreasonably withheld.

      Tenant will comply with the General Rules, Regulations, Terms and Conditions applicable to Service, Equipment, Wiring, and changes in Requirements in accordance with the requirements of the public utility supplying electricity to the building. If any tax is imposed upon Landlord's receipt from the sale or resale of electrical energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority, Tenant agrees that, where permitted bylaw, Tenant's pro-rate share of such taxes shall be passed on to, and included in the bill, and paid by Tenant to Landlord. Bills rendered by Landlord shall be based solely on Tenants actual demand and energy consumption. Landlord shall have the right to require Tenant to place with Landlord a security deposit equal to charge for two months average electric consumption. Such deposit shall be in addition to security deposit called for in Articles 32 and 59 of this lease, and shall be payable within five (5) days of written notice by Landlord that such security deposit is due and payable. Landlord shall have the right to require Tenant to increase amount of security deposit to equivalent of two (2)

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

      months charges in the event that Tenants consumption or utility electric rates shall increase.

59.   INSURANCE


      A. Tenant agrees, throughout the term of this lease for the benefit to both Landlord and Tenant as named assured, to maintain insurance against loss or damage by fire and such other risks and hazards as are Insurable under present and future standard forms of fire and extended coverage insurance policies, to the personal property, furniture, furnishing and fixtures belonging to Tenant located in the Demised Premises for the actual cash value thereof less depreciation with new York standard insurance company clauses for not less that 80% of the actual cash value thereof The policy shall provide that not less than ten (10) days prior to the expiration of any policy or policies, evidence of the renewal period, or policies, or a new certificate, together with evidence of payments of premiums for the renewal period, or insurance policy, as the case may be, shall be delivered to Landlord. Such Insurance shall further contain an agreement on the part of the insurance company not to cancel such policy or coverage or change the coverage without ten (10) days prior written notice to Landlord, in the event of the occurrence of any fire or other casualty insured against by Tenants policy, at the time of the occurrence of any such event, when called upon to do so by Tenant, will by appropriate written instrument, assign to Tenant all of Landlord's rights, title and interest in and to such insurance proceeds. Upon receipt by Tenant of such insurance proceeds, Tenant agrees to accept such payment in full for any loss or damage to its property and not to make any claim against or seek to recover from Landlord any other sum for such loss or damage, whether or not the loss or damage was due to the carelessness of Landlord or its servants, agents or employees, upon the occurrence of any casualty insured against, Tenant shall have full authority to, and shall take all necessary measures to negotiate, compromise or adjust any loss under Tenants policy.

      B. During the term of this lease, the Tenant, at its own cost and expense:

      (i) shall provide and keep in force for the benefit of the Landlord and Tenant, comprehensive general public liability policy in insurance companies reasonably satisfactory to the Landlord and in standard form protecting Landlord and Tenant against any and all liability, in the amount of not less than 52,000,000.00 in respect of any one accident or disaster, and in the amount of not less than $1,000,000.00 in respect of injuries to or death of any one person and in the amount of not less than $500,000.00 respect of destruction or damage to property. Such policies shall cover the Demised Premises, and all such policies with receipts evidencing payment of premium shall be delivered to and held by Landlord.

      (ii) Provide and keep in force sprinkler leakage Insurance which shall be in amounts sufficient to cover the value of Tenants merchandise and fixtures.

      (iii) Certificates of insurance on said policies shall be issued to include E. K. Trust 1/15/72 and THE ELIKAL FAMILY TRUST doing business as" Elk Investors" as additional insured.

      C. Tenant shall save Landlord harmless and indemnify it from and against all injury, loss, claims or damage to any person or property while on the Demised Premises arising out of use or occupancy of the Demised Premises by Tenant and from and against all injury, loss claim or damage to any person or property anywhere occasioned by any act, neglect or default of Tenant.

      D. Tenant shall provide, or cause to be provided, workmen's compensation insurance covering all persons employed in connection with the performance of work upon, in or about the Demised Premises.

      E. All such Insurance shall be effected in standard form under valid, enforceable policies issued by insurers of recognized responsibility and licensed to do business in the State of New York and shall, except in the case of workmen's Compensation Insurance, name Landlord and Tenant as the insured as their respective interests may appear.

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

      Certificates of such insurance shall be delivered to Landlord from time to time during the term of this lease at least ten (10) days prior to the expiration date of the previous policy together with certificates evidencing the renewal of such policy with satisfactory evidence of payment of the premium on such policy. To the extent obtainable, all such policies shall contain agreements by the insurers that (i) such policies shall not be cancelled except upon ten (10) days prior written notice to each named Insured and (ii) the coverage afforded thereby snail not be affected by the performance of any work upon, in or about the Demised Premises. Nothing in this paragraph shall prevent Tenant from taking out such insurance under a blanket insurance policy, or policies, which also can cover other properties, or parts thereof, owned, leased or operated by Tenant as well as the Demised Premises. The Tenant agrees to pay all premiums and charges for such insurance and in the event of its failure to make any such payment when due, or in the event of its failure to provide such Insurance or renewal thereof, the Landlord may procure the same and/or pay the premium thereon (but in no event shall be obligated so to do), and the Tenant agrees to pay such premiums to the Landlord upon demand, and the same shall be deemed to be, and be, paid as additional rent for said premises.

60.   ENTRANCE DOORS

      Any signage, tenant identification, and/or room number displayed or locks, doorknobs, mail slots, or other hardware installed on, or adjacent to, any entrance door of demised Premises facing the common hallway shall conform to the building standard.

      Tenant shall purchase and install such sign(s) or hardware, at their own cost and expense, only after receiving Landlord's prior written consent to such installation.

61.   ODORS AND WASTE MATERIALS

      Tenant shall not cause or permit any unusual or objectionable odors, by-products or waste material to permeate from the Demised Premises. Tenant covenants that it will hold Landlord harmless against all claims, damages or causes of action for damages arising after the commencement of the term of this lease and will indemnify the Landlord for all such suits, order or decrees and judgments entered therein, brought on account of any such permeation from the Demised Premises of the said unusual or objectionable odors, by products or waste material, and, in addition, tenant covenants to pay any attorneys fees and other legal expenses made necessary in connection with any claim or suit as aforesaid, all provided, however, that Tenant is given immediate written notice thereof with the opportunity to defend by attorneys of its designation and that Landlord cooperates in said defense. For the purpose of eliminating any such odors, waste material or by-products, Tenant may erect and maintain such facilities and appurtenances as may be necessary to eliminate any such odors, by-products or waste materials. All such facilities or appurtenances shall be erected at Tenants sole cost and expense, shall be in accordance with applicable laws, orders and regulations of all governmental authorities and the New York Board of Fire Underwriters as set forth in Paragraph 6 of this lease.

62.   LATE CHARGE


      Tenant acknowledges that monthly rental payments are due on or before the first day of each month. Tenant shall herein be permitted to make such payments up to tenth day of each month without penalty. in the event that Tenant fails to make such payments of any portion of rents due, by the tenth day of each month, Landlord shall be permitted to charge Tenant as additional rent the sum of $150.00 as a late charge, for each late monthly payment, which Tenant agrees to pay within five (5) days of receipt of invoice.

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

63    TENANT COVENANTS


      Tenant covenants and agrees that Tenant shall, at Tenants sole cost and expense:

      (i) keep the demised premises and, remove all rubbish and other debris from the demised premises to such location as may be specified by Landlord from time to time and under conditions approved by Landlord;

      (ii) keep, to the satisfaction of Landlord, the demised premises and the areas adjacent to the demised premises, free of vermin, rats, mice and insects, and shall, prior to the opening of the demised premises for business, obtain and maintain at all times during the term of this lease a service contract, with a person or company approved by Landlord (which approve shall not be unreasonably withheld or delayed), for the extermination of vermin, rats, mice and insects in and about the demised premises, such service contract anti all renewals or replacements thereof to be delivered to Landlord prior to the opening or the demised premises for business or, in the case of renewal or replacement contracts, prior to the termination or expiration of the prior contract;

      (iii) keep the demised premises (including the exterior and interior portions of all windows, doors and all other glass) in a neat and dean condition;

      (iv) obey and observe (and compel its officers, employees, contractors, licensees, invitees, subtenants, concessionaires and all others doing business with it, to obey and observe), at Tenant's sole cost and expense, all rules and regulations established by Landlord from time to time for the conduct of Tenant and/or for the welfare of the Building;

      (v) handle and dispose of all rubbish, garbage and waste from Tenant's operations in areas designated by Landlord from time to time in accordance with regulations established by Landlord and not permit the accumulation or burning of any rubbish or garbage in, on, or about any part of the Building;

      (vi) install, place or permit no awning, antenna or other projection on the outside walls of the demised premises unless previously consented to in writing by landlord anti each such awning, antenna or other projection so consented to shall, to the satisfaction of Landlord, be kept clean and in good order and state of repair and appearance by and at the expense of Tenant, including, whenever necessary in the reasonable judgment of Landlord, the replacement of awning coverings with materials reasonably approved by Landlord; and

      (vii) Install in the demised premises chemical extinguishing devices approved by the Fire Insurance Rating Organization or any similar body having jurisdiction over the demised premises, and shall keep and maintain such devices in the demised premises during the entire Term under service as required by such organization;

      (viii) perform, at Tenant's sole cost and expense, any work to promptly comply with any law, order and regulation or all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law relating to the sewer system or any other system in or about the demised premises or relating to any work necessitated by any action from within the demised premises;

      (ix) have deliveries to and from the demised premises done at the time, in the manner and through the entrances designated by Landlord.

      (x) repair and/or replace, if necessary, to assure that the flues and ventilating systems are in proper working order to remove all fumes from the demised premises objectionable to Landlord or any tenant/occupant of the Building; keep, replace and maintain in good order, condition and repair the interior, non-structural portions of the Demised Premises and each and every part thereof including, without limitation, any air conditioning units and systems, heating units and systems, plumbing units and systems, electrical systems, equipment, facilities, anti fixtures. Tenant shall provide Landlord, upon the commencement of this Lease, a certificate from a licensed HVAC servicing company or contractor which certifies that the HVAC System is in good working order.

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

      B. Tenant shall not at any time, with first obtaining Landlord's prior written consent:

      (i) change (whether by alteration, replacement, rebuilding or otherwise) the exterior color and/or architectural treatment of the demised premises or of the Building or any part thereof;

      (ii) use, or permit to be used or obstructed, any corridor, or any other space outside the demised premises, for display, sale, storage, or any other similar undertaking or allow the demised premises or any portion thereof to be used for housing accommodations or sleeping purposes;

      (iii) use or permit to be used, any advertising medium that may be heard outside the demised premises or that does not comply with the general policies or rules and regulations then in effect or allow any noise (whether music or otherwise) to emanate from the demised premises so as to interfere (in Landlord's sole judgment with other tenants or occupants in the Building;

      (iv) use the plumbing facilities for any purposes other than that for which they were constructed, or dispose of any garbage or other 9reion substance therein, whether through the utilization of so-called "disposal" or similar units, or otherwise;

      (v) permit window cleaning or other maintenance and janitorial services in and for the demised premises to be performed except in accordance with all laws and by such person(s) as shall be approved by Landlord and except during reasonable hours designated for such purposes by Landlord;

      (vi) take any action that would (A) violate Landlord's union contracts, if any, affecting the Building, (B) create any work stoppage, picketing, labor disruption, or Labor dispute, (C) interfere with the business of Landlord or any customer or other person lawfully in and upon the Building, or (D) cause any impairment or reduction of the goon will or reputation of the Building.

      (vii) no acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the demised premises or the Building. The water and wash closets and other plumbing fixtures in or serving the demised premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. Nothing shall be swept or thrown Into any heating or ventilating vents or registers or plumbing apparatus in the demised premises, or on adjoining buildings or land or the street;

      (xi) no tenant, subtenant or licensee, or any contractor, employee, agent or invitee of any tenant, subtenant or licensee shall at any time bring Into or keep upon the demised premises any flammable, combustible, explosive or other dangerous fluid, chemical or substance; and

      (x) permit the emission of any odors fumes smoke or light from the demised premises objectionable to Landlord or any tenant/occupant of the Building.

      C.

      (i) Landlord, at Landlord's cost and expense, shall have the right to install a sign board of material selected by Landlord on the exterior portion of the demised premises. If Landlord installs such sign board, Tenant, at Tenant's cost and expense, shall promptly cause such signboard to be engraved with Tenant's business or trade name or logo, illuminated and maintained, provided, however, that Tenant may not engrave or illuminate such sign board without obtaining Landlord's prior consent to the style, design, size and general appearance of the engraving and its illumination. Tenant shall pay for the cost of all bulbs used to illuminate Tenant's sign board.

      (ii) Tenant shall not, without Landlord's prior consent, place or install any sign on any exterior portion of the demised premises (including, with limitation, both the interior and exterior surfaces of windows and doors). Tenant shall comply with all of Landlord's requirements and policies for signage and window displays.

      (iii) Tenant shall not place in or on any window or other area visible to

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

      public view from the outside of the demised premises;

            (A) any so-called "flashing", "neon", or "animated" sign or one which otherwise has variations in the intensity of Illumination without first obtaining Landlord's approval; or

            (B) any other sign without obtaining Landlord's approval as to the number, size, type, style, design, intensity (if illuminated) and location thereof. Tenant shall not, after obtaining any such approval, change any sign in any respect whatsoever without first obtaining Landlord's prior approval of such change.

      (iv) in the event that Tenant does not comply with the provisions of this
      Section 63 (c) in connection with signs or their installation, Landlord reserves the right, upon one (1) day's prior written notice to Tenant, and at Tenants sole cost and expense, to remove any such sign. The rights of Landlord as set forth in this Section 63 (c) (iv) shall not be deemed Landlord's exclusive remedy for Tenants default or failure to comply with the provisions of this Section 63.

      (v) As used in this lease, the word "sign" shall be construed to include any placard, light or other advertising symbol or object irrespective of whether same be temporary or permanent.

      Tenant expressly acknowledges and agrees that the violation by Tenant of any of the covenants, agreements, terms, provisions and conditions contained in this Article 63 after the applicable notice and grace period specifically provided in Article 17 has expired shall be deemed a substantial default by Tenant under the terms of this lease entitling Landlord to give notice of cancellation of this lease as provided in
      Article 17 hereof. Any demand or demands by Landlord pursuant to the provisions of this Article 63 and compliance therewith by Tenant shall not affect this lease or Tenants liability hereunder, nor shall Tenant be entitled to any compensation or diminution or abatement of rent by reason thereof.

64.   LANDLORD'S COSTS BY TENANT'S DEFAULTS

      If Landlord, as a result of a default by Tenant of any of the provisions of this lease, including the covenants to pay rent and/or additional rent, makes any necessary expenditure or incurs any necessary obligations for the payment of money, including but not limited to attorney's fees, in Instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations so incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefore, and if Tenant's lease term shall have expired at the time of making such expenditure or incurring such obligations, such sum shall be recoverable by Landlord as damages.

65.   FURTHER PROVISIONS AS TO DEFAULT

      If Tenant is late in making any payments due to Landlord from Tenant under this Lease for thirty (30) or more days, then interest shall become due and owing to Landlord on such payment from the date thirty (30) days after which it was due, which Interest shall be computed at the following rates:

      A. for an Individual or partnership tenant, computed at the maximum lawful rate of interest;

      B. for a corporate tenant, computed at Two and 00/100 (200%) percent per month, but in no event in excess of the maximum lawful rate of interest chargeable to corporations in the State of New York.

      Bills for any expenses Incurred by Landlord in connection with any performance by it for

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

      the account of Tenant after a default hereunder beyond the applicable grace period, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including reasonable counsel fees involving in collecting or endeavoring to collect the Fixed Rental or Additional Rental or any part thereof, enforcing or endeavoring to enforce any rights against Tenant, under or in connection with this lease, or pursuant to law, including any such cost, expense and disbursement Involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor, or services provided, furnished or rendered, by Landlord at Tenant's instance to Tenant, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable in accordance with the terms of such bills.

      It is hereby agreed that in the event of the termination of this lease pursuant to the provisions of Article 17, notwithstanding the provisions of Article 18, that Landlord may, at Landlord's option, forthwith be entitled to recover from tenant as and for liquidated damages with respect to any such lease termination, an amount equal to the rent provided hereunder for the unexpired portion of the term demised. Upon the computation of such damages, all rent payable hereunder after the date of termination, shall be discounted from the date of termination at the rate of tour (4%) percent per annum, in the event that the premises are relet after the date of such termination and the date of the collection of the aforesaid liquidated damages, then Landlord agrees that on the date (the "Normal Expiration Date") Which would otherwise have been the normal expiration of this lease but for the termination of this lease pursuant to the provisions of Article 17, Landlord shall pay to Tenant a sum equal to the minimum rent actually paid Landlord from the date of such termination to the Normal Expiration Date, less any and all expenses of any type, kind or nature incurred by Landlord in connection with the reletting of the demised premises whether foreseen of unforeseen and whether ordinary or extraordinary as conclusively determined by Landlord, provided, however, that such payment shall in no event exceed the amount of liquidated damages actually paid by Tenant as aforesaid. The foregoing, however, shall not Imply any obligation upon Landlord to relet the premises in the event of any termination pursuant to the provisions of Article 17, nor shall it constitute Landlord as Tenant's agent with respect to any reletting of such premises. Nothing herein contained shall, however, limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of any such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater than, equal to, or less that the amount referred to above.

66.   HOLDING OVER

      If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this lease, such holding over hereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:

      A. 1/12 of the highest annual rent rate set forth in this lease, times 2.5, plus

      B. 1/12 of the net increase, if any, in annual fixed rental due solely to increase in the cost of the value of electric service furnished tote premises in effect on the last day of the term of the lease, plus

      C. 1/12 of all other Items of annual additional rental, which annual additional rental would have been payable pursuant to this tease had this lease not expired, plus the expiration or sooner termination of this lease. The aforesaid provisions of the Article shall survive the expiration or sooner termination of lease.

      D. those other Items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this lease, had this lease not expired, which total

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

            sum Tenant agrees to pay to Landlord promptly upon demand, in full, without setoff or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right to Landlord to collect damages for Tenant's failure to vacate the Demised Premises after the expiration or sooner termination of this lease. The aforesaid provisions of the Article shall survive the expiration or sooner termination of lease.

67    UNCOLLECTABILITY OF RENT

      In the event that base annual rent or additional rent or any portions thereof ("Rent"), is declared or deemed to be uncollectible or is not or may not be collectible, by virtue of any Federal, State, City, Local or Municipal Law, Regulation, Order or Presidential Order, in the nature of a wage-price rent freeze or other wise (the "Legal Rent Restriction"), then at Landlord's sole option, to be exercised within thirty (30) days of the effective date of such Legal Rent Restriction; either (A) Tenant shall enter such agreements and take such other steps (without additional expense to Tenant) as Landlord requests and as may be legally permissable to permit Landlord to collect maximum rents which from time to time during the continuance of such Legal Rent Restriction may be legally permissable (but not in excess of the amounts reserved therefore under this Lease). Upon the termination of such legal Rent Restriction, (a) Rent shall be payable in accordance with the amounts reserved herein for the periods following such termination, and (b) Tenant shall pay Landlord, to the maximum extent legally permissable, an amount equal to (i) the Rent that would have been paid pursuant to this lease but for such Legal Rent Restriction, less (ii) the Rent actually paid by Tenant during the period such Legal Restriction was in effect, or (B) Landlord may, by written notice to Tenant ("Termination Notice") terminate this lease, such termination to be effective on the date set forth in the Termination Notice, which date shall not be more than thirty (30)days subsequent to the date of the Termination Notice.

68.   ARBITRATION

      (a) Either party may request arbitration of any matter in dispute with respect to which arbitration is expressly provided in this lease as the appropriate remedy. The party requesting arbitration shall do so by giving notice to that effect to the other party, and both parties shall promptly thereafter jointly apply to the American Arbitration Association (or any organization successor thereto) in the City and County of New York for the appointment of a single arbitrator.

      (b) The arbitration shall be conducted in accordance with the then prevailing rules of the American Arbitration Association (or any organization successor thereto) in the City and County of New York and, subject to the terms of the immediately succeeding sentence, judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. In rendering such decision and award, the arbitrator shall not add to, subtract from, or otherwise modify the provisions of this lease.

(c) If, for any reason whatsoever, a written decision and award of the arbitrator shall not be rendered within sixty (60) days after the appointment of such arbitrator, then at any time thereafter before such decision and award shall have been rendered, either party may apply to the Supreme Court of the State of New York in New York County or to any other court having jurisdiction and exercising the functions similar to those now exercised by such court, by action, proceeding, or otherwise (but not by a new arbitration proceeding) as may be proper to determine the question in dispute consistently with the provisions of this lease.

(d)   All the expenses of the arbitration shall be borne by the parties equally.

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

69.   NOTICES

      Any notice or other communication relative to this lease shall be in writing and shall be considered given when mailed by registered or certified mail, return receipt requested, to the respective party at its address herein set forth as at such other address as either party may designate by notice given in accordance with this paragraph. All payments of rent or additional rents due under this lease shall be mailed in accordance with this paragraph, by regular mail or delivered by hand as Landlord may designate.

70.   NO ORAL AGREEMENTS

      This lease together with riders attached, contains the complete agreement between Landlord and Tenant in its entirety with respect to the premises leased herein, and cannot be changed, modified or terminated orally. There are no representations, agreements, arrangements or understandings oral or written, between Landlord and Tenant up to the date of this lease, which are not full contained herein.

71.   LEASE NOT BINDING UNLESS EXECUTED

      Submission by Landlord of this tease for execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this lease and duplicate originals thereof shall have been delivered to the respective parties. in the event that Tenant is a corporation, simultaneously with the execution and delivery of same by Tenant to Landlord, Tenant will furnish to Landlord a certified copy of a resolution of its board of Directors authorizing the execution of this lease.

72.   LIMITATION OF LIABILITY

      Tenant agrees that the liability of Landlord under this lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the Demised Premises, shall be limited to Landlord's interest in the building of which the Demised Premises form a part, the land on which such building stands, the rents and profits therefrom and the proceeds of insurance thereon and in no event shall Tenant make any claim against or seek to Impose any personal liability upon any general or limited partner of Landlord or any principal of any firm or corporation that may hereafter be or become the Landlord.

73.   SUBLETTING AND ASSIGNMENT

      A. Supplementing Article 11 hereof, if Tenant requests Landlord's consent to the subletting of the Demised Premises, it shall submit to Landlord in writing, by registered or certified mail, the following information:

      1.    The name of the proposed subtenant;

      2.    The terms and conditions of the proposed subletting;

      3.    The nature and character of the business of the, proposed subtenant;

      4. Banking, financial, and other credit information relating to the proposed subtenant reasonably sufficient to enable Landlord to determine the financial responsibility of said proposed subtenant.

      upon receipt of such request from Tenant, Landlord shall have an option, to be exercised in writing within forty-five (45) days thereafter, to terminate the lease effective on a date (the Termination Date) set forth in Landlord's notice of termination, which shall not be less than thirty
      (30) days nor more than one hundred and twenty (120) days following the

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

      service upon Tenant of Landlord's notice of termination.

      In the event Landlord shall exercise such option to terminate the lease, this lease shall expire on the Termination Date as if that date had been originally fixed as the expiration date of the term herein granted and Tenant shall surrender possession of the entire Demised Premises on the Termination Date in accordance with the provisions of this lease.

      Landlord's option to terminate this lease shall not be exercised where Tenants request to sublet a portion of premises does not exceed 50% of Demised Premises, provided that proposed subtenant is in a similar or related field.

      B. If Landlord shall not exercise its option within the period aforesaid then Landlord's consent to such request shall pot be unreasonably withheld, but only on condition:

      (i) That the subletting shall be to a Tenant whose occupancy will be in keeping with the dignity and character of the then use and occupancy of the building by other Tenants and whose occupancy will not be more objectionable or more hazardous than that of Tenant herein, in no event shall any subletting be permitted to a school, medical clinic, or counseling facility of any kind; an empio4ment or placement agency; or governmental or quasi-governmental agency;

      (ii) That the subletting shall not be to any Tenant, subtenant, or assignee of any premises in the building of which the Demised Premises form a part;

      (iii) That the subletting shall not be at a lower rental rate than that being charged by Landlord at the time for similar space in the building;

      (iv) That the sublease will expressly prohibit assignment of the sublease or further subletting be the subtenant without Landlord's written consent. The consent by Landlord to a subletting shall not relieve Tenant from obtaining the express consent in writing of Landlord to any further subletting.

      C. Anything herein contained to the contrary notwithstanding, but without releasing Tenant from its obligations for full performance hereunder, Tenant shall have the right, without the consent of Landlord, to assign or sublet all or any part of the Demised Premises to one or more controlled subsidiary or affiliated companies, or to a parent company (existing or future), and Tenant shall have the right to permit the Demised Premises or any part thereof to be used by any controlled subsidiary or affiliated and/or parent companies, provided that a duplicate original of the assignment or sublease shall be delivered to Landlord within seven (7) days after execution, and provided that such assignment or sublease shall permit only such use and occupancy as is permitted under this lease.

      Further, Tenant may assign this lease in its entirety without the consent of Landlord to any successor corporation (by consolidation or merger or sale of substantially all of its assets) provided the assets and consolidated net worth of such successor corporation and its consolidated subsidiaries, determined iii accordance with generally accepted accounting principles on a pro-forma basis from the then most recent audited (by Independent certified public accountants) balance sh6ets of all corporations which shall have been merged or consolidated with or Into such successor corporation, shall not be materially less than the assets and consolidated net worth of Tenant and its consolidated subsidiaries as shown by Tenant's most recent audited (by independent certified public accountants) balance sheet, provided that Tenant shall have delivered to Landlord an agreement on the part of such successor corporation whereby such successor corporation agrees to assume, and does assume, all of the obligations and duties on the part of the Tenant to be performed hereunder.

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

74.   CERTIFICATES BY TENANT

      At any time and from time to time, Tenant, for the benefit of Landlord and the lessor under any ground lease or underlying lease or the holder of any leasehold mortgage affecting any ground lease or underlying lease, or of any fee mortgage covering the land or the land and building containing the Demised Premises, on at least five (5) days prior written request by Landlord, will deliver to Landlord a statement, certifying that this lease is not modified and is in full force and effect or if there shall have been modifications that the same is in full force and effect as modified, and stating the modifications), the commencement and expiration dates hereof, the dates to which the fixed rent, additional rent and other charges have been paid, and whether or not to the best knowledge of the signer of such statement, there are any then existing defaults on the part of either Landlord or Tenant in the performance of the terms, covenants and conditions of this lease, and if so, specifying the default of which the signer of such statement has knowledge.

75.   ESTOPPEL CERTIFICATES

      Tenant agrees, at any time and from time to time, as requested by Landlord, upon not less than ten (10) days prior notice, to execute, acknowledge and deliver to Landlord and/or any other person, firm or corporation specified by Landlord, a statement (ii) certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same are in full force and effect as modified and stating the modifications) and whether any options granted to Tenant pursuant to the provisions of this lease have been exercised, (ii) certifying the dates to which the base rent and additional rent have been paid and the amounts thereof, (iii) stating whether or not, to the best knowledge of Tenant Landlord 15 in default in performance of any of its obligations under this lease, and, if so, specifying each such default of which Tenant may have knowledge, and (iv) such other Information as Landlord may reasonably request Tenant acknowledges and agrees that any such statement delivered pursuant hereto may be relied upon by others with whom Landlord may be dealing, including, without limitation, a Superior Lessor, a Superior Mortgagee, a Junior Leasehold Mortgagee or an lessee or any prospective purchaser, lessee, mortgagee or assignee of any mortgagee or lessee.

76.   EXCULPATION AND JOINT LIABILITY

      (a) Tenant agrees to look only to Landlord's estate and interest in the commercial unit for the satisfaction of any right or remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any liability by Landlord hereunder, and no other property or assets of Landlord or any partner, member, officer or director thereof, disclosed or undisclosed, shall be subject to levy, execution, attachment or other enforcement procedure for the satisfaction of Tenants remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder, or Tenant's use or occupancy of the demised premises.

      (b) if there shall be more than one person and/or entity named as Tenant herein, then all such persons and/or entities shall be deemed to be joint tenants in the leasehold estate demised hereby, with joint and several liability hereunder.

77.   LANDLORD'S WORK

      Tenant agrees to accept the Demised Premises in "as is" condition, except as specified, on schedule "B" attached hereto.

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

78.   TENANT'S ALTERATIONS

      Supplementing Article 3 of this lease, Landlord's consent shall not be required for minor changes such as painting anti installation of cabinets and shelves. If Tenant desires to perform any other renovations, decorations, additions, installations, improvements and/or alterations of any kind or nature in the premises during the term of this lease (hereinafter called "Tenant's Work" it will deliver to Landlord plans and specifications therefor for Landlord's prior prompt written approval (not to be unreasonably withheld if Tenants Work will not change the character of Landlord's building standard installations or reduce the value of the Demised Premises below that Immediately before the performance of Tenant's
      Work). if Landlord shall approve the plans and specifications for Tenant's Work, Tenant shall, before commencement thereof:

      A. Obtain the necessary consents, authorizations and licenses from all federal, state and/or municipal authorities having jurisdiction over such work;

      B. Furnish to Landlord a copy of the contract made by Tenant with the contractor and/or other person or persons who will perform tenants work, which contract will provide, among other things,

      (i) that the work will be done in accordance with the approved plans and specifications anti the consents, authorizations anti license obtained;

      (ii) that the contractor or other persons performing the work will look solely to Tenant for payment and will hold Landlord and the Demised Premises and the building containing the Demised Premises free from all liens and claims of all persons furnishing labor or materials therefor, or both;

      (iii) that similar waivers of the right to file Mechanic's Liens shall be obtained from all subcontractors and materialmen;

      C. Furnish to the Landlord a certificate or certifIcates of Workmen's Compensation Insurance covering all persons who wIll perform Tenant's Work for Tenant or any contractor, subcontractor or other person.

      D. Furnish to Landlord an original Policy of Public Liability Insurance covering Landlord in limits of five hundred thousand ($5OO,000.0O) dollars for injuries or damages to any one person and one million ($1,000.OOO.OO) dollars in any one accident or disaster and two hundred and fifty thousand ($250,000.00) dollars with respect to property damage, in a company approved by Landlord. Such policy shall provide that no cancellation shall be effective unless ten (10) days prior written notice has been given to Landlord.

      Tenant agrees to Indemnify and save Landlord ha less from and against any anti all bills for labor performed and equIpment, fixtures, and materials furnished to Tenant and from and against any and all liens, bills or claims therefor or against the Demised PremIses or the building containing the same from and against all losses, damages, costs, expenses, suIts anti claims whatsoever in connection with Tenants Work- The cost of Tenants Work shall be paid for in cash or its equivalent, so that the Demised Premises and the building containing the same shall at all times be free of liens for labor and materials supplied or claimed to have been supplied. If the performance of Tenant's work shall interfere with the comfort and/or convenience of other tenants in the building or shall cause damage to or otherwise interfere with the occupancy of adjacent buildings, Tenant shall upon Landlord's demand remedy or remove the condition or conditions complained of. Tenant further covenants and agrees to indemnify and save Landlord harmless from and against any and all claims, losses, damages, costs, expenses, suits and demands whatsoever made or asserted against Landlord by reason of the foregoing.

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

79.   LANDLORD'S APPROVALS

      Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord consent or approval, and Landlord shall require the expert opinion of Landlord's counsel or architect as to the form or substance thereof, Tenant shall reimburse Landlord for all reasonable expenses Incurred by Landlord. The fees of the architect or engineer shall be $350.00 per each subdivision of plans and specifications unless the submission is unduly complicated.

80.   REAL ESTATE BROKERS

      Tenant represents that it has dealt with no real estate brokers in negotiating this Lease, and agrees to indemnify and hold harmless Landlord in the event that claims for brokerage arising from this transaction are made by any real estate broker

81.   GOOD GUY CLAUSE

      As an Inducement for the granting, execution and delivery of this Lease (herein the "Lease") by E.K TRUST 01/15172 and THE ELIKAL FAMILY TRUST the Landlord therein named (herein the "Landlord") to YOUNETWORK CORPORATION, the Tenant therein named (herein the "Tenant"), and in further consideration of the sum of One ($100) Dollar and other good and valuable consideration paid by Landlord to the undersigned, the receipt and sufficiency of which is hereby acknowledged, the undersigned, DON SENERATH AND KYLE TAYLOR, officers with controlling interest of Tenant (herein and in the Lease as the "Guarantor), hereby personally guarantees to the Landlord, its successors and assigns, the full and prompt payment of Rent, as defined in the Lease and any sums and charges payable by Tenant, its successors and assigns, under the Lease, and hereby further guarantees the full and timely performance and observance of all covenants, terms, conditions and agreements of the Lease to be performed and observed by Tenant, its successors and assigns; and Guarantor hereby covenants and agrees to and with Landlord, its successors and assigns, that if default shall at anytime be made by Tenant, its successors and assigns, in the payment of Rent, or it Tenant should default in the performance and observance of any of the terms, covenants, provisions or conditions contained in the Lease, Guarantor Shall and will forthwith faithfully perform and fulfill all of such terms, covenants, conditions and provisions and will forthwith pay to Landlord all damages that may arise in consequence of any default by Tenant its successors and assigns, under the lease, including without limitation, all reasonable attorneys' tees and dIsbursements incurred by Landlord or caused by any such default and/or by the enforcement of this Guaranty. if at any time the term "Guarantor shall include more than 1 person or entity, the obligations of all such persons and/or entities under this Guaranty shall be joint and several.

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

      Not withstanding anything contained herein to the contrary, the obligations of Guarantor under this Guaranty shall terminate upon the occurrence of the following (i) the Tenant has surrendered actual possession of the Demised Premises to Landlord in the manner and condition required by Article 22 of the Lease, and (ii) at the time of such surrender, all base annual rent and additional rent due under the Lease has been paid to Landlord up to such time and any free rent under the Lease has been reimbursed to Landlord irrespective of whether Tenant is required to pay same under Lease.

                               You Network Corp. [Seal]


      Witness:

                               By: /s/ Don Senerath
      -------------------          ----------------------------
                                   DON SENERATH

      Witness:

                               By: /s/ Kyle Taylor
      -------------------          ----------------------------
                                   KYLE TAYLOR

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

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

                                   SCHEDULE B

                                 LANDLORD'S WORK

            1.    Paint premises in building standard color

            2.    Install standard building carpet in premises

            3.    Replace ceiling tiles

            4.    install baseboard

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED APRIL 3, 1998 BETWEEN E.K. TRUST 1/15/72 AND THE ELIKAL FAMILY TRUST D/B/A ELK INVESTORS AND YOUNETWORK CORPORATION, FOR SUITE 607 AT 220 EAST 23RD STREET, NEW YORK, NY 10010.

Page 21